Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	INVENTORIES:
Inventories are comprised of the following:

	December 31
	2020	2021

Raw materials	$956.2	$1,585.8
Work in progress	71.5	71.2
Finished goods	63.8	40.0
	$1,091.5	$1,697.0

We record inventory provisions, net of valuation recoveries, in cost of sales. Inventory provisions reflect write-downs in the value of our inventory to net realizable value, and valuation recoveries primarily reflect realized gains on the disposition of previously written-down inventory. During 2021, we recorded net inventory provisions of $4.9, consisting of $7.2 in inventory provisions pertaining primarily to our ATS segment, offset in part by $2.3 of valuation recoveries in our CCS segment. During 2020, we recorded net inventory provisions of $17.0, split approximately evenly between our CCS and ATS segments. Our net inventory provisions for 2019 of $4.1 were comprised of $9.9 in provisions (approximately two-thirds of which related to specified aged inventory in our ATS segment), which were partially offset by $5.8 of valuation recoveries (split relatively equally between our segments) recorded in the fourth quarter of 2019. We regularly review the estimates and assumptions we use to value our inventory through analysis of historical performance, current conditions and future expectations.
We receive cash deposits from certain of our customers primarily to cover the impact of higher inventory levels carried due to the current constrained materials environment, and to reduce risks related to excess and obsolete inventory. Such deposits as of December 31, 2021 totaled $434.0 (December 31, 2020 — $174.7), and were recorded in accrued and other current liabilities on our consolidated balance sheet.